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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 1, 2004 (November 1, 2004) Date of Report (Date of earliest event reported)
ACCESS ANYTIME BANCORP, INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	0-28894 (Commission File Number)	85-0444597 (IRS Employer Identification No)
5210 Eubank Blvd, NE Albuquerque, New Mexico 87111 (Address of principal Executive offices)
(505) 299-0900 (Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

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Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 7.01 Regulation FD Disclosure

        On November 1, 2004, the Company issued a press release announcing that the Bank completed the purchase of certain of the assets and assumed certain of the deposit and other liabilities of a Matrix Capital Bank branch facility located in Sun City, Arizona. The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

  (c)
  Exhibits

  99.1
  Press Release dated November 1, 2004.

Limitation on Incorporation by Reference

        In accordance with general instruction B.2 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 7.01 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section and not deemed incorporated by reference in any filing under the Securities Act of 1933.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCESS ANYTIME BANCORP, INC.
DATE: November 1, 2004	By:	/s/ NORMAN R. CORZINE Norman R. Corzine, Chairman of the Board and Chief Executive Officer (Duly Authorized Representative)

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated November 1, 2004.

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  Item 7.01 Regulation FD Disclosure
  Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX